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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) - May 6, 2005


                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     0-20388                36-3795742
(State of other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

                  800 E. Northwest Hwy., Des Plaines, IL 60016
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

             NON-EMPLOYEE DIRECTORS PLAN, STOCKHOLDER ACTIONS

             On May 6, 2005, at the Annual Meeting of Stockholders of Littelfuse, Inc. (the "Company"), the stockholders approved amendments to the Littelfuse Deferred Compensation Plan for Non-employee Directors (the "Non-employee Directors Plan") which
             (i) increased the maximum aggregate number of shares of Common Stock which may be issued under the Non-employee Directors Plan from 60,000 to 160,000 shares, (ii) provided that such shares shall be issued quarterly, and (iii) revised the Non-employee Directors Plan to satisfy the requirements of new Section 409A of the Internal Revenue Code of 1986, as amended. The text of the Non-employee Directors Plan as so amended is incorporated herein by reference from Exhibit B to the Company's Proxy Statement for Annual Meeting of Stockholders to be held on May 6, 2005, dated March 29, 2005, and filed with the Securities and Exchange Commission on March 29, 2005 (the "2005 Proxy Statement"). In addition, the stockholders elected each of the seven director candidates to the Company's Board of Directors (the "Board") and ratified the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2005, each as discussed in the 2005 Proxy Statement.

             EXECUTIVE COMPENSATION

             On May 6, 2005, at the Annual Meeting of the Board of Directors of the Company, the Board determined the annual salary for Mr. Gordon Hunter, the Chairman of the Board, President and Chief Executive Officer of the Company, and each of the four most highly compensated executive officers of the Company other than the Chief Executive Officer (the "Other Executive Officers") for 2005, effective July 1, 2005, as set forth on the Company's Summary of Executive Officer Compensation attached as Exhibit 99.2 hereto.

             On May 6, 2005, the Company established the terms of the Annual Incentive Compensation Program for 2005 and the awards under the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc. (the "Stock Plan") for Mr. Hunter and each of the Other Executive Officers, as set forth on Exhibit 99.2 hereto.

             DIRECTOR COMPENSATION

             On May 6, 2005, as triggered by the Annual Meeting of the Board as provided in the Stock Plan, each non-employee director was awarded the annual formula grant of options to purchase 5,000 shares of Common Stock of the Company, with an exercise price of $27.21 per share. The form of Specimen Non-Qualified Stock Option Agreement, including vesting provisions, pursuant to which such awards were made is incorporated herein by reference to Exhibit 10.24 to the Company's


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             Annual Report on Form 10-K for the fiscal year ended January 1,
             2005 (the "2004 Annual Report").

ITEM 7.01    REGULATION FD DISCLOSURE

             On May 6, 2005, the Board authorized the purchase by the Company of up to one million shares of Common Stock of the Company during the period commencing May 6, 2005, and ending May 5, 2006. The press release issued by the Company to announce the repurchase program is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

             (c)      Exhibits

             EXHIBIT
             NUMBER                      DESCRIPTION

              99.1 Littelfuse Deferred Compensation Plan for Non-employee Directors (incorporated herein by reference to Exhibit B to the Company's Proxy Statement for Annual Meeting of Stockholders to be held on May 6, 2005)

              99.2    Littelfuse, Inc. Summary of Executive Officer Compensation

              99.3    Press Release dated May 12, 2005

                      Pursuant to SEC Release Nos. 33-84000 and 34-49424,
                      Exhibit 99.3 is being furnished and will not be deemed "filed" for purposes of the Securities Act of 1933 or the Securities Exchange Act of 1934.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             LITTELFUSE, INC.

Date:  May 12, 2005                          By:  /s/ Philip G. Franklin
                                                ------------------------
                                             Philip G. Franklin
                                             Vice President, Operations
                                             Support and Chief Financial Officer




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